Exhibit 99.1

Worldwide Webb Acquisition Corp. Announces $5 Million PIPE Subscription Agreement Executed

NEW YORK—(BUSINESS WIRE)—Worldwide Webb Acquisition Corp. (NASDAQ: WWAC) (“WWAC”) today announced that it has entered into a Subscription Agreement totaling $5 million at a purchase price of $4.84 per share in a private placement to be consummated substantially concurrently with the consummation WWAC’s acquisition of Aark Singapore Pte. Ltd. (collectively with certain of its subsidiaries, “Aeries Technology” or “Aeries”).

Daniel Webb, WWAC CEO, said: “Executing this Subscription Agreement is a major step forward in progressing our business combination with Aeries and represents a strong effort by the WWAC and Aeries teams. We are grateful for the commitment and support we have received from our new PIPE investor. On behalf of all of our shareholders, we look forward to welcoming this investor and working with this investor on the exciting next phase of Aeries’ growth story.”

About Worldwide Webb Acquisition Corp.

Worldwide Webb Acquisition Corp. is a publicly traded special purpose acquisition company founded by Daniel Webb, a former technology investment banker and private equity investor, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. To learn more, visit: https://www.wwac1.com/.

Where You Can Find Additional Information

This communication relates to a proposed business combination transaction among WWAC and Aeries Technology. In connection with the proposed transaction, WWAC filed with the SEC a registration statement that contained the proxy statement to solicit shareholder approval of the proposed business combination. The definitive proxy statement (if and when available) will be delivered to WWAC’s shareholders. WWAC may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WWAC ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by WWAC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WWAC will be available free of charge at Worldwide Webb Acquisition Corp., 770 E Technology Way F13-16, Orem, UT 84097, attention: Chief Executive Officer.

Participants in the Solicitation

WWAC and its directors and executive officers are participants in the solicitation of proxies from the shareholders of WWAC in respect of the proposed transaction. Information about WWAC’s directors and executive officers and their ownership of WWAC’s Class A ordinary shares is set forth in WWAC’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, and in WWAC’s other periodic and current reports filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement, and WWAC may also file other relevant materials with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Aark Singapore Pte Ltd., Aeries and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of WWAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the proxy statement.

Cautionary Note Regarding Forward-Looking Statements

This communication contains certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated timing of closing of the proposed transaction. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the ability to complete the proposed transaction within the time frame anticipated or at all; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of WWAC’s securities; (iv) the risk that the transaction may not be completed by WWAC’s business combination deadline; (v) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Business Combination Agreement by the shareholders of WWAC, the satisfaction of the minimum cash on hand condition following redemptions by the public shareholders of WWAC and the receipt of any governmental and regulatory approvals; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (vii) unexpected costs or unexpected liabilities that may result from the proposed transactions, whether or not consummated; (viii) the impact of COVID-19 on Aeries’ business and/or the ability of the parties to complete the proposed transaction; (ix) the effect of disruption from the announcement or pendency of the transaction on Aeries’ business relationships, performance, and business generally; (x) risks that the proposed transaction disrupts current plans and operations of Aeries and potential difficulties in Aeries employee retention as a result of the proposed transaction; (xi) the outcome of any legal proceedings that may be instituted against Aeries or WWAC related to the Business Combination Agreement or the proposed transaction; (xii) the ability to maintain the listing of WWAC’s securities on the Nasdaq Global Market; (xiii) potential volatility in the price of WWAC’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Aeries’ clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, Aeries’ ability to manage growth, intense competition in IT services including those factors which may affect Aeries’ cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, Aeries’ ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting Aeries’s business and changes in the combined company’s capital structure; (xiv) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) WWAC’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; and (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in WWAC’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by WWAC from time to time. The forward-looking statements included in this communication are made only as of the date hereof. None of Aeries, WWAC or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement or any other document that WWAC may file with the SEC or send to WWAC’s shareholders in connection with the proposed transaction, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

For Aeries Technology

Media:

Katie Creaser

AeriesPR@icrinc.com

Investors:

Ryan Gardella

AeriesIR@icrinc.com

For WWAC:

Daniel Webb

daniel@wwac1.com

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